(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Merrill Lynch
Pacific Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
Merrill Lynch Pacific Fund, Inc. outperformed its benchmark in 2001. Unfortunately it did so in a way that no one likes. The Fund declined, but by considerably less than an index fund investing in the same markets would have declined. For the second half of 2001, the Fund's Class A, Class B, Class C and Class D Shares' total returns were -9.62%, -10.12%, -10.13% and -9.78%, respectively, and for the entire year, were -13.63%, -14.57%, -14.59% and -13.87%, respectively. During those same periods, the MSCI Pacific Index had returns of -18.75% and -25.40%, respectively, while the benchmark index we compete against declined -15.23% and -21.14%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.)

Merrill Lynch Pacific Fund, Inc. invests only in the stock markets in the Pacific Region. These include Japan, Australia, Hong Kong,
Taiwan, South Korea, Singapore, Malaysia, Indonesia and India.

The question we must address is whether our investment universe represents a sufficiently attractive investment opportunity set for our shareholders to warrant keeping some money in a Pacific Basin fund. Japan, the dominant economy and stock market in the Pacific Basin, has been in a protracted bear market since the end of 1989, which has brought the market back to a level first achieved in the first quarter of 1985.

Of course, Japan's gross domestic product (GDP) has grown over this period. Its companies are larger, and the country seems richer. However, a number of negatives set in, including low earnings growth, very low profits per unit of sales and a very low profit per unit of capital employed. A massive amount of non-performing loans held by Japanese financial institutions are among the massive problems that have caused its stock market to languish.

Turning to technology-related stocks: Hitachi sells for 0.4 times sales (as do NEC and Fujitsu--Toshiba is at 0.3), while Lucent is at 1.0, Nortel at 0.9, Alcatel at 0.8. Sony sells for 0.7 times sales; Matsushita Electric Industrial for 0.5 times sales, while Philips Electronics sells for 1.1 times sales. Of course, these low market capitalizations and low multiples are deserved. A low price-to-sales ratio is a reflection that each unit of sales only generates a very small proportion of profit.

We think that it is possible to draw an analogy to the United States during the period from 1968 to 1982. During this 15-year period, the economy and corporate profits grew at good rates, and the stock market was in the same place in 1982 as it was in 1968. The market was 100 (as measured by the S&P 500 Index) at the end of 1968, hit a low of 72 in 1970, a high of 121 in 1972, a low of 62 in 1974, and by August 1982 was at a level of 104.

In 1982, the United States faced the problems of very high interest rates (and resulting high inflation); a stock market that was viewed as a poor alternative to competing fixed-income investments (the real rate of interest on fixed income was high); high unemployment and low labor productivity; and we could not figure out how to get out of the inflationary mess. The period from August 1982 until mid-2000 saw the S&P 500 Index appreciate by 16% per year in price alone (not including dividends). Japan, of course, faces different problems now than the United States faced then. Japan has deflation, a banking system that probably is bankrupt but still operates as though it is ongoing, a high (by Japanese standards) and rising unemployment rate, an old and rapidly aging population, a dispirited populous and business community and no societal resolve to address much less cure their problems.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


On the other hand, the Japanese economy is somewhere in the neighborhood of 40% - 50% the size of the United States, and the stock market is less than 20% of the size. Japan is located physically closer to the large fast-growing economy of China and India. Japan does have a good educational system and motivated workers, and finally Japanese stocks have very low valuations, in terms of price-to-sales and price-to-book. In our experience, low valuations have typically led to superior performance.

Though we cannot forecast why the market will rebound (and certainly we cannot guess when), it seems to us it is a plausible bet that in over 5 years - 10 years it can provide reasonable returns. Finally, we still believe that our big weighting in Japanese non-life insurance companies--fully 16.9% of the portfolio--is a very secure value investment, which we believe will yield at least reasonable, positive investment returns. These stocks all sell well below liquidation value. We believe that the most secure method of attaining good investment results is to own a portfolio of stocks selling below their quantifiably determined value.

So while things look uncertain in Japan, and the world (mostly the United States and Japan) does not appear to offer good, much less buoyant, economic growth, we believe the following:

* Stocks, in general, provide real (nominal minus inflation) returns of 6% or so per year;

* Pacific Basin stocks are lower-than-average expensiveness compared to their history;

* Our portfolio is comprised of companies that are both in general better quality and less expensive than the average stock.

In addition, our portfolio is comprised of stocks that are inexpensive compared to companies from other countries, and compared to their own history. These stocks are better values now than they have been over the past 18 years. This said, even given our caution about the near term outlook, we believe that Merrill Lynch Pacific Fund, Inc. should be held as a part of a global equity portfolio.


In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



February 5, 2002


The Fund's transfer agency fee schedule has been amended.Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Pacific Fund, Inc., December 31, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results


                                                                                  Market
                                                                                Performance
                                                                      In Local Currency/In US Dollars
                                                                       6-Month           12-Month
As of December 31, 2001                                                % Change          % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          - 9.62%           -13.63%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          -10.12            -14.57
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          -10.13            -14.59
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*          - 9.78            -13.87
MSCI Pacific Free Index**                                               -18.75            -25.40
Benchmark Index**                                                       -15.23            -21.14
     Japan                                                          -19.09/-23.28     -18.98/-29.40
     Australia                                                       -1.94/-1.48       +10.37/+1.68
     Hong Kong                                                       -3.06/-3.02      -18.64/-18.61
     Taiwan                                                         +13.21/+11.53     +16.84/+10.47
     India                                                           -0.87/-3.35      -16.79/-19.45
     South Korea                                                    +26.92/+25.66     +54.41/+48.71
     Singapore                                                       -2.78/-3.99      -18.45/-23.42

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.
Past performance is not indicative of future results.


Merrill Lynch Pacific Fund, Inc., December 31, 2001



PERFORMANCE DATA


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class A Shares*

Date                              Value

December 1991                   $ 9,475.00
December 1992                   $ 8,646.00
December 1993                   $11,621.00
December 1994                   $11,958.00
December 1995                   $12,939.00
December 1996                   $13,727.00
December 1997                   $12,855.00
December 1998                   $13,943.00
December 1999                   $26,179.00
December 2000                   $18,765.00
December 2001                   $16,207.00


ML Pacific Fund, Inc++
Class B Shares*

Date                              Value

December 1991                   $10,000.00
December 1992                   $ 9,028.00
December 1993                   $12,012.00
December 1994                   $12,237.00
December 1995                   $13,106.00
December 1996                   $13,761.00
December 1997                   $12,755.00
December 1998                   $13,685.00
December 1999                   $25,440.00
December 2000                   $18,055.00
December 2001                   $15,424.00


Morgan Stanley Capital International
Pacific Index++++.

Date                              Value

December 1991                   $10,000.00
December 1992                   $ 8,160.00
December 1993                   $11,073.00
December 1994                   $12,493.00
December 1995                   $12,841.00
December 1996                   $11,739.00
December 1997                   $ 8,747.00
December 1998                   $ 8,960.00
December 1999                   $14,125.00
December 2000                   $10,482.00
December 2001                   $ 7,820.00



A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class C Shares*

Date                              Value

10/21/1994                      $10,000.00
December 1994                   $ 9,596.00
December 1995                   $10,274.00
December 1996                   $10,788.00
December 1997                   $10,003.00
December 1998                   $10,729.00
December 1999                   $19,948.00
December 2000                   $14,157.00
December 2001                   $12,091.00


ML Pacific Fund, Inc++
Class D Shares*

Date                              Value

10/21/1994                      $ 9,475.00
December 1994                   $ 9,102.00
December 1995                   $ 9,826.00
December 1996                   $10,400.00
December 1997                   $ 9,719.00
December 1998                   $10,510.00
December 1999                   $19,686.00
December 2000                   $14,075.00
December 2001                   $12,123.00


Morgan Stanley Capital International
Pacific Index++++.

Date                              Value

10/21/1994                      $10,000.00
December 1994                   $ 9,506.00
December 1995                   $ 9,770.00
December 1996                   $ 8,932.00
December 1997                   $ 6,655.00
December 1998                   $ 6,818.00
December 1999                   $10,747.00
December 2000                   $ 7,976.00
December 2001                   $ 5,950.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   -13.63%        -18.16%
Five Years Ended 12/31/01                 + 3.38         + 2.27
Ten Years Ended 12/31/01                  + 5.51         + 4.95

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.




                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                   -14.57%        -17.89%
Five Years Ended 12/31/01                 + 2.31         + 2.05
Ten Years Ended 12/31/01                  + 4.43         + 4.43

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                   -14.59%        -15.42%
Five Years Ended 12/31/01                 + 2.31         + 2.31
Inception (10/21/94) through 12/31/01     + 2.68         + 2.68

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   -13.87%        -18.39%
Five Years Ended 12/31/01                 + 3.12         + 2.01
Inception (10/21/94) through 12/31/01     + 3.49         + 2.71

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION (unaudited)


As of December 31, 2001
                                    Percent of
Ten Largest Holdings                Net Assets

Mitsui Marine and Fire
  Insurance Company, Ltd.               4.9%
Hutchison Whampoa Limited.              4.4
Guinness Peat Group PLC                 4.3
Lend Lease Corporation Limited          4.0
Ito-Yokado Co., Ltd.                    4.0
Rohm Company Ltd.                       3.7
Nintendo Company Ltd.                   3.7
Canon, Inc.                             3.6
Shin-Etsu Chemical Co., Ltd.            3.5
HSBC Holdings PLC                       3.3



                                    Percent of
Five Largest Industries             Net Assets

Insurance                              21.2%
Semiconductor Equipment & Products      7.3
Household Durables                      7.2
Electric Utilities                      6.5
Industrial Conglomerates                4.4



Merrill Lynch Pacific Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS

                       Shares                                                                                    Percent of
Industry                Held                          Investments                                        Value   Net Assets
Japan

Automobiles          1,717,000  Suzuki Motor Corporation                                            $   18,786,647     2.5%

Beverages                  380  Coca-Cola Central Japan Co., Ltd.                                        2,096,292     0.3
                       346,148  Coca-Cola West Japan Company Limited                                     6,219,888     0.8
                       468,000  Hokkaido Coca-Cola Bottling Co., Ltd.                                    2,778,147     0.4
                       386,000  Kinki Coca-Cola Bottling Co., Ltd.                                       2,954,052     0.4
                       476,000  Mikuni Coca-Cola Bottling                                                4,173,081     0.5
                                                                                                    --------------    -----
                                                                                                        18,221,460     2.4

Chemicals              749,000  Shin-Etsu Chemical Co., Ltd.                                            26,917,366     3.5

Construction &       1,990,000  Okumura Corporation                                                      4,889,211     0.7
Engineering

Electric Utilities     932,600  Chubu Electric Power Company, Incorporated                              16,793,347     2.2
                     1,121,500  Kansai Electric Power Company, Inc.                                     16,061,769     2.1
                       799,600  Tokyo Electric Power                                                    17,021,853     2.2
                                                                                                    --------------    -----
                                                                                                        49,876,969     6.5

Electrical           5,863,000  Fuji Electric Co., Ltd.                                                 12,436,396     1.6
Equipment            2,174,000  The Furukawa Electric Co., Ltd.                                         11,545,124     1.5
                                                                                                    --------------    -----
                                                                                                        23,981,520     3.1

Electronic             423,900  Murata Manufacturing Co., Ltd.                                          25,422,356     3.3
Equipment &
Instruments

Food Products        1,222,000  Nisshin Seifon Group                                                     7,365,939     1.0

Household Durables   1,688,000  Matsushita Electric Industrial Company, Ltd.                            21,676,362     2.8
                       159,400  Nintendo Company Ltd.                                                   27,912,635     3.7
                       364,000  Sangetsu Co., Ltd.                                                       4,999,237     0.7
                                                                                                    --------------    -----
                                                                                                        54,588,234     7.2

Insurance           13,203,300  Aioi Insurance Company, Limited                                         21,659,618     2.8
                     7,930,000  Mitsui Marine and Fire Insurance Company, Ltd.                          37,211,582     4.9
                     4,646,000  The Nichido Fire & Marine Insurance Co., Ltd.                           22,404,029     2.9
                     5,992,000  The Nippon Fire & Marine Insurance Co., Ltd.                            22,768,320     3.0
                     3,413,000  The Tokio Marine & Fire Insurance Co. Ltd.                              24,947,764     3.3
                                                                                                    --------------    -----
                                                                                                       128,991,313    16.9

Machinery            1,531,000  Toyoda Automatic Loom Works, Ltd.                                       22,311,995     2.9

Multiline Retail       673,000  Ito-Yokado Co., Ltd.                                                    30,399,512     4.0

Office Electronics     790,000  Canon, Inc.                                                             27,185,259     3.6

Pharmaceuticals        256,000  Takeda Chemical Industries, Ltd.                                        11,583,092     1.5

Road & Rail              4,000  East Japan Railway Company                                              19,319,396     2.5

Semiconductor          217,800  Rohm Company Ltd.                                                       28,267,801     3.7
Equipment &
Products

Wireless                   842  NTT DoCoMo, Inc.                                                         9,893,789     1.3
Telecommunication
Services
                                Total Investments in Japan (Cost--$564,557,750)                        508,001,859    66.6


Merrill Lynch Pacific Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)

                       Shares                                                                                    Percent of
Industry                Held                          Investments                                        Value   Net Assets
Australia

Commercial           1,729,706  Brambles Industries Limited                                         $    9,208,540     1.2%
Services &
Supplies

Real Estate          4,635,947  Lend Lease Corporation Limited                                          30,969,494     4.0

                                Total Investments in Australia (Cost--$43,605,510)                      40,178,034     5.2


China

Computers &         15,000,000  Legend Holdings Limited                                                  7,646,289     1.0
Peripherals
                                Total Investments in China (Cost--$16,483,516)                           7,646,289     1.0


Hong Kong

Diversified          2,177,125  HSBC Holdings PLC                                                       25,476,430     3.3
Financials           2,056,000  Wharf (Holdings) Ltd.                                                    5,022,737     0.7
                                                                                                    --------------    -----
                                                                                                        30,499,167     4.0

Electronic           1,500,000  ++Digital China Holdings Limited                                           654,022     0.1
Equipment &
Instruments

Industrial           3,443,438  Hutchison Whampoa Limited                                               33,339,690     4.4
Conglomerates
                                Total Investments in Hong Kong (Cost--$44,328,530)                      64,492,879     8.5


India

Commercial             417,318  NIIT Limited                                                             1,941,195     0.2
Services &
Supplies

Diversified              5,400  ++UTI Master Plus 91-B                                                          31     0.0
Financials
                                Total Investments in India (Cost--$14,161,081)                           1,941,226     0.2


New Zealand

Insurance           48,910,847  Guinness Peat Group PLC (c)                                             32,790,027     4.3

                                Total Investments in New Zealand (Cost--$24,798,519)                    32,790,027     4.3


Singapore

Banks                3,583,400  Oversea-Chinese Banking Corporation Ltd.                                21,347,089     2.8

                                Total Investments in Singapore (Cost--$21,163,377)                      21,347,089     2.8


Merrill Lynch Pacific Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)

                       Shares                                                                                    Percent of
Industry                Held                          Investments                                        Value   Net Assets
South Korea

Diversified            664,500  Korea Telecom Corporation (ADR)(a)                                  $   13,509,285     1.8%
Telecommunication
Services

Metals & Mining        325,000  Pohang Iron & Steel Company Ltd. (ADR)(a)                                7,475,000     1.0

Wireless                 9,500  SK Telecom Co., Ltd.                                                     1,938,333     0.2
Telecommunication       90,000  SK Telecom Co., Ltd. (ADR)(a)(b)                                         1,945,800     0.3
Services                                                                                            --------------    -----
                                                                                                         3,884,133     0.5

                                Total Investments in South Korea (Cost--$33,882,671)                    24,868,418     3.3


Taiwan

Semiconductor        7,613,000  ++United Microelectronics Corporation, Ltd.                             11,096,399     1.5
Equipment &          3,596,000  Via Technologies Inc.                                                   14,593,655     1.9
Products             2,056,128  Winbond Electronics Corporation                                          1,492,588     0.2

                                Total Investments in Taiwan (Cost--$34,784,804)                         27,182,642     3.6


                        Face
                       Amount
Short-Term Securities

Commercial Paper* US$1,432,000  General Motors Acceptance Corp., 1.98% due 1/02/2002                     1,431,921     0.2

                                Total Investments in Short-Term Securities (Cost--$1,431,921)            1,431,921     0.2


Total Investments (Cost--$799,197,679)                                                                 729,880,384    95.7
Unrealized Appreciation on Forward Foreign Exchange Contracts--Net**                                    33,120,358     4.3
Liabilities in Excess of Other Assets                                                                    (289,805)     0.0
                                                                                                    --------------  -------
Net Assets                                                                                          $  762,710,937   100.0%
                                                                                                    ==============  =======

(a)American Depositary Receipts (ADR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                              Net Share                  Dividend
Industry       Affiliate       Activity     Net Cost      Income

Insurance      Guinness
               Peat Group
               PLC            5,681,562     $532,727     $532,727


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of December 31, 2001 were as follows:


Foreign                                 Expiration      Unrealized
Currency Sold                              Date        Appreciation

YEN  52,428,465,253                   February 2002    $ 33,120,358

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$433,799,502)                         $ 33,120,358
                                                       ============


++Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of December 31, 2001

Assets:         Investments, at value (including securities loaned of $30,658,277)
                (identified cost--$799,197,679)                                                              $  729,880,384
                Investments held as collateral for loaned securities, at value                                   32,066,710
                Unrealized appreciation on forward foreign exchange contracts                                    33,120,358
                Cash                                                                                                 15,615
                Foreign cash                                                                                      1,241,441
                Receivables:
                   Securities sold                                                       $    2,613,544
                   Dividends                                                                  1,036,560
                   Capital shares sold                                                          434,798           4,084,902
                                                                                         --------------
                Prepaid registration fees and other assets                                                           73,222
                                                                                                             --------------
                Total assets                                                                                    800,482,632
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                        32,066,710
                Payables:
                   Capital shares redeemed                                                    4,268,818
                   Investment adviser                                                           393,439
                   Distributor                                                                  267,847
                   Dividends to shareholders                                                     56,090           4,986,194
                                                                                         --------------
                Accrued expenses and other liabilities                                                              718,791
                                                                                                             --------------
                Total liabilities                                                                                37,771,695
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  762,710,937
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    2,115,950
                Class B Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 1,446,858
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   337,701
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   798,887
                Paid-in capital in excess of par                                                                822,393,846
                Accumulated investment loss--net                                        $  (15,253,375)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                 (12,854,378)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                          (36,274,552)
                                                                                         --------------
                Total accumulated losses--net                                                                  (64,382,305)
                                                                                                             --------------
                Net assets                                                                                   $  762,710,937
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $352,632,471 and 21,159,497
Value:                   shares outstanding                                                                  $        16.67
                                                                                                             ==============
                Class B--Based on net assets of $225,709,017 and 14,468,577
                         shares outstanding                                                                  $        15.60
                                                                                                             ==============
                Class C--Based on net assets of $51,342,754 and 3,377,007
                         shares outstanding                                                                  $        15.20
                                                                                                             ==============
                Class D--Based on net assets of $133,026,695 and 7,988,869
                         shares outstanding                                                                  $        16.65
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended December 31, 2001

Investment      Dividends (net of $1,744,335 foreign withholding tax)                                        $   11,163,676
Income:         Interest                                                                                            604,132
                Securities lending--net                                                                             122,394
                                                                                                             --------------
                Total income                                                                                     11,890,202
                                                                                                             --------------

Expenses:       Investment advisory fees                                                 $    5,834,480
                Account maintenance and distribution fees--Class B                            3,282,379
                Transfer agent fees--Class A                                                    765,140
                Transfer agent fees--Class B                                                    686,029
                Account maintenance and distribution fees--Class C                              675,177
                Custodian fees                                                                  366,600
                Account maintenance fees--Class D                                               361,524
                Accounting services                                                             335,088
                Transfer agent fees--Class D                                                    257,042
                Transfer agent fees--Class C                                                    145,032
                Professional fees                                                               100,483
                Printing and shareholder reports                                                 83,939
                Registration fees                                                                66,100
                Directors' fees and expenses                                                     49,494
                Pricing fees                                                                     18,439
                Other                                                                            46,858
                                                                                         --------------
                Total expenses                                                                                   13,073,804
                                                                                                             --------------
                Investment loss--net                                                                            (1,183,602)
                                                                                                             --------------

Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                        (10,622,565)
Gain (Loss) on     Foreign currency transactions--net                                        64,531,603          53,909,038
Investments &                                                                            --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                       (209,891,444)
Transactions       Foreign currency transactions--net                                        13,088,429       (196,803,015)
--Net:                                                                                   --------------      --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(144,077,579)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                             2001                 2000
Operations:     Investment loss--net                                                    $   (1,183,602)     $   (6,160,078)
                Realized gain on investments and foreign currency transactions--net          53,909,038         141,039,145
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                    (196,803,015)       (710,436,742)
                                                                                        ---------------     ---------------
                Net decrease in net assets resulting from operations                      (144,077,579)       (575,557,675)
                                                                                        ---------------     ---------------

Dividends &     Investment income--net:
Distributions      Class A                                                                 (14,191,250)                  --
to                 Class B                                                                  (6,379,684)                  --
Shareholders:      Class C                                                                  (1,596,400)                  --
                   Class D                                                                  (4,976,883)                  --
                In excess of investment income--net:
                   Class A                                                                           --        (14,137,385)
                   Class B                                                                           --         (6,177,612)
                   Class C                                                                           --         (1,235,914)
                   Class D                                                                           --         (3,949,123)
                Realized gain on investments--net:
                   Class A                                                                           --        (56,502,591)
                   Class B                                                                           --        (52,742,267)
                   Class C                                                                           --        (18,017,451)
                   Class D                                                                           --        (10,198,084)
                In excess of realized gain on investments--net:
                   Class A                                                                           --         (8,866,666)
                   Class B                                                                           --         (8,276,577)
                   Class C                                                                           --         (1,600,333)
                   Class D                                                                           --         (2,827,387)
                                                                                        ---------------     ---------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                              (27,144,217)       (184,531,390)
                                                                                        ---------------     ---------------

Capital Share   Net decrease in net assets derived from capital share
Transactions:   transactions                                                              (273,784,186)       (332,728,806)
                                                                                        ---------------     ---------------

Net Assets:     Total decrease in net assets                                              (445,005,982)     (1,092,817,871)
                Beginning of year                                                         1,207,716,919       2,300,534,790
                                                                                        ---------------     ---------------
                End of year*                                                            $   762,710,937     $ 1,207,716,919
                                                                                        ===============     ===============

                *Accumulated investment loss--net                                       $  (15,253,375)     $  (53,688,972)
                                                                                        ===============     ===============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                        Class A
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   20.10    $   33.12    $   17.64    $   16.97    $   21.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .06          .04          .06          .10          .08
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (2.81)       (9.50)        15.42         1.33       (1.48)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (2.75)       (9.46)        15.48         1.43       (1.40)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.68)           --           --       --++++           --
                   In excess of investment income--net               --        (.63)           --        (.76)        (.99)
                   Realized gain on investments--net                 --       (2.53)           --           --       (2.22)
                   In excess of realized gain on
                   investments--net                                  --        (.40)           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.68)       (3.56)           --        (.76)       (3.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   16.67    $   20.10    $   33.12    $   17.64    $   16.97
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (13.63%)     (28.32%)       87.76%        8.46%      (6.35%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                           .89%         .82%         .85%         .88%         .87%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                             .33%         .14%         .28%         .57%         .37%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 352,632    $ 518,557    $ 986,913    $ 449,725    $ 537,671
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                8.88%       35.23%       28.84%       12.26%       19.69%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                        Class B
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   18.79    $   31.12    $   16.74    $   16.11    $   20.59
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.12)        (.23)        (.16)        (.08)        (.14)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (2.63)       (8.87)        14.54         1.25       (1.39)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (2.75)       (9.10)        14.38         1.17       (1.53)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.44)           --           --       --++++           --
                   In excess of investment income--net               --        (.30)           --        (.54)        (.73)
                   Realized gain on investments--net                 --       (2.53)           --           --       (2.22)
                   In excess of realized gain on
                   investments--net                                  --        (.40)           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.44)       (3.23)           --        (.54)       (2.95)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   15.60    $   18.79    $   31.12    $   16.74    $   16.11
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (14.57%)     (29.03%)       85.90%        7.29%      (7.31%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.92%        1.84%        1.88%        1.92%        1.90%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                             (.69%)       (.86%)       (.76%)       (.50%)       (.66%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 225,709    $ 442,242    $ 888,735    $ 489,047    $ 775,068
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                8.88%       35.23%       28.84%       12.26%       19.69%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                        Class C
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   18.36    $   30.53    $   16.42    $   15.83    $   20.30
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.12)        (.23)        (.17)        (.08)        (.14)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (2.57)       (8.70)        14.28         1.23       (1.36)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (2.69)       (8.93)        14.11         1.15       (1.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.47)           --           --       --++++           --
                   In excess of investment income--net               --        (.31)           --        (.56)        (.75)
                   Realized gain on investments--net                 --       (2.53)           --           --       (2.22)
                   In excess of realized gain on
                   investments--net                                  --        (.40)           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.47)       (3.24)           --        (.56)       (2.97)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   15.20    $   18.36    $   30.53    $   16.42    $   15.83
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (14.59%)     (29.03%)       85.93%        7.26%      (7.28%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.92%        1.85%        1.88%        1.92%        1.90%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                             (.70%)       (.86%)       (.79%)       (.50%)       (.67%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  51,343    $  84,008    $ 150,153    $  53,116    $  73,656
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                8.88%       35.23%       28.84%       12.26%       19.69%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                        Class D
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   20.08    $   33.06    $   17.65    $   16.98    $   21.57
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                     .01        (.03)       --++++          .05          .03
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (2.81)       (9.46)        15.41         1.33       (1.47)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (2.80)       (9.49)        15.41         1.38       (1.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.63)           --           --       --++++           --
                   In excess of investment income--net               --        (.56)           --        (.71)        (.93)
                   Realized gain on investments--net                 --       (2.53)           --           --       (2.22)
                   In excess of realized gain on
                   investments--net                                  --        (.40)           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.63)       (3.49)           --        (.71)       (3.15)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   16.65    $   20.08    $   33.06    $   17.65    $   16.98
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (13.87%)     (28.50%)       87.31%        8.14%      (6.55%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.14%        1.07%        1.10%        1.13%        1.12%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                      .07%       (.09%)       (.02%)         .29%         .11%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 133,027    $ 162,910    $ 274,734    $  97,883    $ 119,219
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                8.88%       35.23%       28.84%       12.26%       19.69%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options,are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is reported on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of net realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $66,763,416 have been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account        Distribution
                            Maintenance Fee         Fee

Class B                           .25%              .75%
Class C                           .25%              .75%
Class D                           .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD          MLPF&S

Class A                        $3,072        $26,828
Class D                        $3,942        $52,864


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $583,418 and $11,983 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,898 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $8,016,678 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $24,050,032 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $25,223 in securities lending agent fees.

In addition, MLPF&S received $100,283 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $29,265 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $81,381,088 and $293,888,192, respectively.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:


                                    Realized           Unrealized
                                      Gains              Gains
                                     (Losses)           (Losses)
Investments:
  Long-term                       $ (15,655,571)     $ (69,317,295)
  Options written                      5,033,006                 --
                                  --------------     --------------
Total investments                   (10,622,565)       (69,317,295)
                                  --------------     --------------
Currency transactions:
  Foreign currency transactions      (2,171,497)           (77,615)
  Forward foreign exchange
  contracts                           66,703,100         33,120,358
                                  --------------     --------------
Total currency transactions           64,531,603         33,042,743
                                  --------------     --------------
Total                              $  53,909,038     $ (36,274,552)
                                  ==============     ==============



Transactions in call options written for the year ended December 31, 2001 were as follows:

                                  Nominal Value
                                    Covered by
                                     Written            Premiums
                                     Options            Received
Outstanding call options
written at beginning of year              42,000     $    5,033,006
Options expired                         (42,000)        (5,033,006)
                                  --------------     --------------
Outstanding call options
written at end of year                        --     $           --
                                  ==============     ==============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $77,414,099, of which $82,121,181 related to appreciated securities and $159,535,280 related to depreciated securities. At December 31, 2001, the aggregate cost of investments, for Federal income tax purposes was $807,294,483.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $273,784,186 and $332,728,806 for the years ended December 31, 2001 and December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                           21,144,509     $  386,155,065
Shares issued to shareholders
in reinvestment of dividends             783,306         12,799,225
                                  --------------     --------------
Total issued                          21,927,815        398,954,290
Shares redeemed                     (26,565,884)      (490,450,726)
                                  --------------     --------------
Net decrease                         (4,638,069)     $ (91,496,436)
                                  ==============     ==============



Class A Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                           16,739,161     $  475,740,693
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,674,434         72,423,108
                                  --------------     --------------
Total issued                          20,413,595        548,163,801
Shares redeemed                     (24,415,164)      (701,581,010)
                                  --------------     --------------
Net decrease                         (4,001,569)     $(153,417,209)
                                  ==============     ==============




Class B Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,188,111     $   21,053,991
Shares issued to shareholders
in reinvestment of dividends             352,592          5,394,657
                                  --------------     --------------
Total issued                           1,540,703         26,448,648
Automatic conversion of shares       (2,314,701)       (39,267,999)
Shares redeemed                      (8,298,423)      (145,401,526)
                                  --------------     --------------
Net decrease                         (9,072,421)     $(158,220,877)
                                  ==============     ==============




Class B Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            3,720,613     $  103,439,040
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,044,357         56,077,061
                                  --------------     --------------
Total issued                           6,764,970        159,516,101
Automatic conversion of shares       (1,613,102)       (43,519,811)
Shares redeemed                     (10,170,306)      (269,155,866)
                                  --------------     --------------
Net decrease                         (5,018,438)     $(153,159,576)
                                  ==============     ==============




Class C Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,238,033     $   21,346,388
Shares issued to shareholders
in reinvestment of dividends              93,463          1,393,535
                                  --------------     --------------
Total issued                           1,331,496         22,739,923
Shares redeemed                      (2,530,883)       (43,109,810)
                                  --------------     --------------
Net decrease                         (1,199,387)      $(20,369,887)
                                  ==============     ==============




Class C Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            2,065,162     $   55,227,954
Shares issued to shareholders
in reinvestment of dividends
and distributions                        634,351         11,418,315
                                  --------------     --------------
Total issued                           2,699,513         66,646,269
Shares redeemed                      (3,041,243)       (78,400,903)
                                  --------------     --------------
Net decrease                           (341,730)     $ (11,754,634)
                                  ==============     ==============



Merrill Lynch Pacific Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            2,337,198     $   43,792,915
Shares issued to shareholders
in reinvestment of dividends             254,093          4,149,335
Automatic conversion of shares         2,155,081         39,267,999
                                  --------------     --------------
Total issued                           4,746,372         87,210,249
Shares redeemed                      (4,869,818)       (90,907,235)
                                  --------------     --------------
Net decrease                           (123,446)     $  (3,696,986)
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended December 31, 2000                   Shares         Amount

Shares sold                            5,172,557     $  150,219,867
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,054,735         20,767,735
Automatic conversion of shares         1,512,398         43,519,811
                                  --------------     --------------
Total issued                           7,739,690        214,507,413
Shares redeemed                      (7,936,859)      (228,904,800)
                                  --------------     --------------
Net decrease                           (197,169)     $ (14,397,387)
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.


6. Commitments:
At December 31, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with approximate values of $2,610,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                     12/31/2001        12/31/2000
Distributions paid from:
   Ordinary income                $   27,144,217     $  171,887,789
   Net long-term capital gains                --         12,643,601
                                  --------------     --------------
Total taxable distributions       $   27,144,217     $  184,531,390
                                  ==============     ==============


As of December 31, 2001, the components of accumulated earnings
(losses) on a tax basis were as follows:


Undistributed ordinary income--net                   $   28,366,252
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                        28,366,252
Capital loss carryforward                              (5,486,001)*
Unrealized losses--net                               (87,262,556)**
                                                     --------------
Total accumulated losses--net                        $ (64,382,305)
                                                     ==============

*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $5,486,001, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Pacific Fund, Inc., December 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 15, 2002



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income dividend paid to shareholders of record on December 18, 2001, 15.80% represents income from foreign sources.
Additionally, there was $0.037679 per share of foreign taxes associated with this distribution.

The foreign taxes represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



Merrill Lynch Pacific Fund, Inc., December 31, 2001

OFFICERS AND DIRECTORS

                                                                                                    Number of
                                                                                                    Porfolios      Other
                                                                                                     in Fund     Director-
                        Position(s)    Length                                                        Complex       ships
                           Held       of Time                                                      Overseen by    Held by
Name, Address & Age      with Fund     Served     Principal Occupation(s) During Past 5 Years        Director     Director
Interested Director

Terry K. Glenn*           President    1999 to    Chairman, Americas Region since 2001, and              196        None
800 Scudders Mill Road    and          present    Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536      Director                Asset Management ("FAM") and Merrill Lynch
Age: 61                                           Investment Managers L.P. ("MLIM"); President of
                                                  Merrill Lynch Mutual Funds since 1999; President
                                                  of FAM Distributors, Inc. ("FAMD") since 1986
                                                  and Director thereof since 1991; Executive Vice
                                                  President and Director of Princeton Services, Inc.
                                                  ("Princeton Services") since 1993; President of
                                                  Princeton Administrators, L.P. since 1988; Director
                                                  of Financial Data Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.


                                                                                                    Number of
                                                                                                    Porfolios      Other
                                                                                                     in Fund     Director-
                        Position(s)    Length                                                        Complex       ships
                           Held       of Time                                                      Overseen by    Held by
Name, Address & Age      with Fund    Served*     Principal Occupation(s) During Past 5 Years        Director     Director
Independent Directors

Ronald W. Forbes          Director     1977 to    Professor Emeritus of Finance, School of               57       None
1400 Washington Avenue                 present    Business, State University of New York at
Albany, NY 12222                                  Albany since 2000; and Professor thereof
Age: 61                                           from 1989 to 2000.


Cynthia A. Montgomery     Director     1995 to    Professor, Harvard Business School since 1989.         57       Unum-
Harvard Business School                present                                                                    Provident
Soldiers Field Road                                                                                               Corpora-
Boston, MA 02163                                                                                                  tion;
Age: 49                                                                                                           Newell
                                                                                                                  Rubber-
                                                                                                                  maid Inc.


Charles C. Reilly         Director     1990 to    Self-employed financial consultant since 1990.         57       None
9 Hampton Harbor Road                  present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan             Director     1992 to    Founder and currently Director Emeritus of The         57       Charter
127 Commonwealth Avenue                present    Boston University Center for the Advancement                    Education
Chestnut Hill, MA 02467                           of Ethics and Character and Director thereof                    Partner-
Age: 69                                           from 1989 to 1999; Professor from 1982 to 1999                  ship;
                                                  at Boston University.                                           Council
                                                                                                                  for
                                                                                                                  Ethical
                                                                                                                  and
                                                                                                                  Spiritual
                                                                                                                  Education.


Merrill Lynch Pacific Fund, Inc., December 31, 2001

                                                                                                    Number of
                                                                                                    Porfolios      Other
                                                                                                     in Fund     Director-
                        Position(s)    Length                                                        Complex       ships
                           Held       of Time                                                      Overseen by    Held by
Name, Address & Age      with Fund    Served*     Principal Occupation(s) During Past 5 Years        Director     Director
Independent Directors (concluded)

Roscoe S. Suddarth        Director     2000 to    Former President, Middle East Institute from           57       None
7403 MacKenzie Court                   present    1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West           Director     1978 to    Professor of Finance since 1984, and currently         70       Bowne &
Box 604                                present    Dean Emeritus of New York University Leonard                    Co., Inc.;
Genoa, NV 89411                                   N. Stern School of Business Administration.                     Vornado
Age: 63                                                                                                           Realty
                                                                                                                  Trust;
                                                                                                                  Alexander's
                                                                                                                  Inc.


Edward D. Zinbarg         Director     1994 to    Self-employed financial consultant since 1994.         57       None
5 Hardwell Road                        present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.



                         Position(s)      Length
                            Held         of Time
Name, Address & Age       with Fund       Served      Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke             Vice         Vice         First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011               President    President    thereof since 1999; Senior Vice President and Treasurer of
Princeton, NJ 08543-9011    and          since 1993   Princeton Services since 1999; Vice President of FAMD since 1999;
Age: 41                     Treasurer    and          Vice President of FAM and MLIM from 1990 to 1997; Director of
                                         Treasurer    Taxation of MLIM since 1990.
                                         since 1999


Robert C. Doll, Jr.         Senior       2000 to      President of FAM and MLIM since 2001; Co-Head (America's Region)
P.O. Box 9011               Vice         present      of FAM and MLIM from 2000 to 2002; Director of Princeton Services
Princeton, NJ 08543-9011    President                 since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in
Age:47                                                1999 and Executive Vice President thereof from 1991 to 1999.


Stephen I. Silverman        Senior       1983 to      First Vice President of the Manager since 1997 and Portfolio Manager
P.O. Box 9011               Vice         present      of the Manager since 1983; Vice President of the Manager from 1993 to
Princeton, NJ 08543-9011    President                 1997.
Age: 50                     and
                            Portfolio
                            Manager


Lori Martin                 Secretary    2000 to      Director, Legal Advisory of the Manager since 2000 and Vice President
P.O. Box 9011                            present      of the Manager since 1998; Attorney in private practice from 1989
Princeton, NJ 08543-9011                              to 1998.
Age: 38


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.